Exhibit 10.1

                                                                 EXECUTION COPY



                          REGISTRATION RIGHTS AGREEMENT

     AGREEMENT  dated  as of  February  7,  2002  among  Commonwealth  Telephone
Enterprises, Inc., a Pennsylvania corporation (the "Company"), and Level 3 Communications, Inc., a Delaware corporation ("Level 3").

     WHEREAS, Level 3 is the indirect beneficial owner of 9,639,326 issued and outstanding shares of the Company's Common Stock, par value $1.00 per share (the "Common Stock"), and 1,017,061 issued and outstanding shares of the Company's Class B Common Stock, par value $1.00 per share (the "Class B Common Stock," and together with the Common Stock, the "Capital Stock"), which are held of record
by  Level  3  Delaware  Holdings,   Inc.,  a  Delaware  corporation   ("Delaware
Holdings").

     WHEREAS, this Agreement is being entered into to memorialize the agreement between the parties with respect to a Shareholder's right to have its shares of Capital Stock registered pursuant to the Securities Act of 1933, as amended.

     WHEREAS, it is intended by the Company and Level 3 that this Agreement shall become effective immediately.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   Definitions

     Section 1.1. Definitions. The following terms, as used herein, have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "Company Expenses" means: (i) registration and filing fees with the Commission and National Association of Securities Dealers, Inc., (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to the Company and the fees and expenses of independent certified public accountants for the Company (including fees and expenses associated with any special audits or the delivery of comfort letters), (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration and (vii) the reasonable fees and expenses of one counsel for all the Participating Shareholders not in excess of $25,000.

     "Demand  Registration"  means a Demand  Registration  as defined in Section
2.1.

     "Participating Shareholders" means the Shareholders electing to sell Registrable Securities pursuant to a Demand Registration or a Piggyback Registration.

     "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Piggyback  Registration"  means a  Piggyback  Registration  as  defined in
Section 2.2.

     "Registrable Securities" means (i) all shares of Capital Stock held by Level 3 on the date hereof, (ii) any shares of Capital Stock acquired after the date hereof and (iii) any shares of Capital Stock or other securities distributed as a dividend with respect to, or issued in exchange for or in replacement of, such shares of Capital Stock.

     "Shareholder" means a holder of Registrable Securities.

     "Shareholder Expense Cap" means $500,000.

     "Subsidiary" means each corporation, partnership, joint venture or other legal entity of which a Shareholder beneficially owns, directly or indirectly, more than 50% of the outstanding stock or other equity interests.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                    ARTICLE 2

                               Registration Rights

     Section 2.1. Demand Registration. (a) Shareholders holding Registrable Securities may make an aggregate of up to three (3) written requests for registration under the Securities Act (including the first request contained in subsection 2.1(d) hereof) of all or any part of the Registrable Securities held by such Shareholders (a "Demand Registration"); provided that (i) the first Demand Registration must be in respect of not less than 2,500,000 Registrable
Securities  (as  adjusted  for  any  stock  dividends,   combinations,   splits,
recapitalizations and the like), (ii) the second and third Demand Registrations must each be in respect of not less than either (x) 1,500,000 Registrable
Securities  (as  adjusted  for  any  stock  dividends,   combinations,   splits,
recapitalizations and the like) or (y) Registrable Securities representing the right to cast at least 6,500,000 votes at a meeting of stockholders of the
Company   (exclusive  of  cumulative   voting  rights)   ("Votes"),   (iii)  the
Shareholders shall not request a Demand Registration within 150 days of the effective date of a prior Demand Registration and (iv) the Shareholders shall indicate the Registrable Securities to be registered (that is, Common Stock, Class B Common Stock or a combination of both). In addition, such request will specify the aggregate number of shares of Registrable Securities proposed to be sold by the Shareholders and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until the distribution contemplated by such Demand Registration has been consummated. Should the
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distribution contemplated by a Demand Registration not be consummated due to the failure of the Participating Shareholders to perform their obligations under this Agreement or the inability of the Participating Shareholders to reach agreement with the Underwriters for the proposed sale on price or other customary terms for such transaction, or in the event the Participating Shareholders withdraw or do not pursue the request for the Demand Registration (in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Agreement), then such Demand Registration shall not be deemed to have been effected, but the Participating Shareholders shall pay those expenses incurred by the Company in connection with such request set forth in Section 3.2 hereof.

     (b) If the Shareholders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Participating Shareholders shall have the right jointly to select the managing Underwriters and any additional investment bankers and managers to be used in connection with such offering, subject to the Company's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

     (c) The Company will have the right to preempt any Demand Registration with a primary registration by delivering written notice (within five business days after the Company has received from the Participating Shareholders a request for such Demand Registration) of such intention to the Participating Shareholders indicating that the Company has identified a specific business need and use for the proceeds of the sale of such securities and the Company shall use all commercially reasonable efforts to effect a primary registration within 90 days of such notice. In the ensuing primary registration, the Shareholders will have such piggyback registration rights as are set forth in Section 2.2 hereof. Upon the Company's preemption of a requested Demand Registration, such requested registration will not count as a Demand Registration. The Company shall not be entitled to exercise this right of preemption more than one (1) time in any 180 day period.

     (d) Level 3 hereby requests the registration of a minimum of 2,500,000 Registrable Securities pursuant to subsection 2.1(a) above, and agrees to use commercially reasonable efforts to cause such Registrable Securities to be sold in an underwritten offering on or before May 30, 2002, subject to the provisions of Section 2.1(a). The Company and Level 3 agree that the co-lead underwriters of the offering will be Morgan Stanley Dean Witter and Goldman, Sachs & Co. Level 3 acknowledges that it will not have the right to sell less than 2,500,000 Registrable Securities in the offering without the prior written consent of the Company.

     Section 2.2. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering (a "Proposed Offering") of common equity securities for the Company's own account or for the account of other shareholders of the Company (other than a registration statement on Form S-4 or S-8 or pursuant to Rule 415 (or any substitute form or rule, respectively, that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to each Shareholder as soon as reasonably practicable (but in no event less than ten business days before the anticipated filing date), and such notice shall offer
each   Shareholder  the  opportunity  to
register such number of shares of Registrable Securities held by such Shareholder as such Shareholder may request on the same terms and conditions as the Company's Common Stock (a "Piggyback Registration"). Each Shareholder will have five business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration and, if so, the number of Registrable Securities proposed to be included in such offering; provided that should any Shareholder fail to provide timely notice to the Company, such Shareholder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. If the Company shall determine in its sole discretion not to register or to delay the Proposed Offering, the Company may, at its election, provide written notice of such determination to the Shareholders who have provided timely notice of their intention to participate in the Piggyback Registration and (i) in the case of a determination not to effect the Proposed Offering, shall thereupon be relieved of the obligation to register such Shareholder's Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a Proposed Offering, shall thereupon be permitted to delay registering such Shareholder's Registrable Securities for the same period as the delay in respect of Common Stock being registered for the Company's account; provided that such delay will not prevent the Shareholder from exercising their right to request a Demand Registration subject to the provisions of Section 2.1. The Company shall be entitled to select the Underwriters in connection with any Piggyback Registration.

     Section 2.3. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2.1 or
Section 2.2 advises the Company and the Participating Shareholders that marketing factors require a limitation of the number of shares to be underwritten, then the amount of Registrable Securities to be offered for the account of the Shareholders and other selling persons exercising similar piggy-back registration rights shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter and, as between the Shareholders and other selling persons exercising similar piggy-back registration rights, the number will be reduced pro rata based on the number of Registrable Securities each Shareholder requests to have registered; provided that in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Shareholders making the Demand shall be reduced pro rata as to those Shareholders making a Demand Registration only after the amount of securities to be offered for the account of the Company and any other Persons (other than any Persons having registration rights as of the date of this Agreement) has been reduced to zero.

                                    ARTICLE 3

                             Registration Procedures

     Section 3.1. Filings; Information. Whenever the Shareholders request that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will use all commercially reasonable efforts to effect the registration of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

     (a) The Company will expeditiously prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts to cause such filed registration statement to become and remain effective for such period, not to exceed 90 days, as may be reasonably necessary to effect the sale of such securities; provided that if the Company shall furnish to the Participating Shareholders a certificate signed by the Company's Chairman or President stating that in the good faith judgment of the Company's Board of Directors it would be seriously detrimental to the Company or its shareholders for such a registration statement to be filed or become effective as expeditiously as possible, the Company may postpone the filing or effectiveness of a registration statement for a period of not more than 120 days (provided that the Company may not defer such filing pursuant to this clause more than once in any 12 month period); and provided further that if (i) the effective date of any registration statement filed pursuant to a Demand Registration would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of the Company's fiscal year, and (ii) the Securities Act requires the Company to include audited financials as of the end of such fiscal year, the Company may delay the effectiveness of such registration statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year, although the Company will use all commercially reasonable efforts to minimize the length of such delay.

     (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Participating Shareholders and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Participating Shareholders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Participating Shareholders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

     (c) After the filing of the registration statement, the Company will promptly notify the Participating Shareholders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will use all commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Participating Shareholders reasonably request; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.1(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

     (e) The Company will as promptly as is practicable notify the Participating Shareholders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Participating Shareholders and to the Underwriters any such supplement or amendment. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Participating Shareholders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Participating Shareholders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Participating Shareholders will deliver to the Company all copies, other than permanent file copies then in the Participating Shareholders' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Participating Shareholders such supplemented or amended prospectus.

     (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are required in order to expedite or facilitate the sale of such Registrable Securities.

     (g) At the request of any Underwriter in connection with an underwritten offering, the Company will furnish (i) an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters from the Company's independent public accountants covering such customary matters as the managing Underwriter may reasonably request.

     (h) The Company will make generally available to its security holders, as soon as reasonably practicable, an earning statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earning statement shall satisfy the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (i) The Company will use all commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quoted on each inter-dealer quotation system on which the Common Stock is then listed or quoted.

     The Company may require the Participating Shareholders promptly to furnish in writing to the Company such information regarding the Participating Shareholders, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

     Section 3.2. Registration Expenses. Participating Shareholders shall bear 50% of the Company Expenses incurred in connection with any Demand Registration (up to and including the Shareholder Expense Cap) and the Company shall bear the balance of the Company Expenses. The Company shall bear all of the Company Expenses incurred in connection with a Piggyback Registration. The Participating Shareholders shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities and any out-of-pocket expenses of the Participating Shareholders (other than the fees and expenses of counsel described in clause (vii) of the definition of "Company Expenses" set forth in Article 1 hereof). In the event that a distribution contemplated by a Demand Registration is not consummated for any reason other than the failure by the Company to perform its obligations under this Agreement, all reasonable Company Expenses incurred in connection with such registration shall be borne by the Participating Shareholders; provided that should the distribution contemplated by the Demand Registration not be consummated due to the Participating Shareholders withdrawing the Demand Registration as a result of either (x) a material adverse change in the condition (financial or otherwise), business, assets or results of operations of the Company and its Subsidiaries taken as a whole or (y) a material adverse change in the United States financial markets, in either case occurring subsequent to the date of the written request made by the Participating Shareholders hereunder, the Participating Shareholders and the Company shall each bear 50% of the Company Expenses incurred in connection with such withdrawn Demand Registration.

     (b) Notwithstanding any provision in this Agreement to the contrary, each party to this Agreement shall bear its own expenses (including attorneys' fees and expenses and the fees and expenses of any financial adviser) incurred by that party in connection with the negotiation, review, preparation and execution of this Agreement, and Level 3 shall have no responsibility for the payment of any other expenses incurred by the Company related to the transactions contemplated herein other than as set forth in Section 3.2(a) hereof.

                                    ARTICLE 4

                        Indemnification and Contribution

     Section 4.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder from and against any and all losses, claims, damages and liabilities (including reasonable attorneys' fees) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or contained in or based upon any information furnished in writing to the Company by a Shareholder or any Underwriter expressly for use therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters, on substantially the same basis as that of the indemnification of Shareholders provided in this
Section 4.1.

     Section 4.2. Indemnification by Shareholders. Each Shareholder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Shareholders, but only with reference to information furnished in writing by or on behalf of such Shareholders expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or the failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto due to the fault of such Shareholders. Each Shareholder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this
Section 4.2. The extent of each Shareholder's liability under this Section 4.2 shall be limited to the amount such Shareholder receives in the relevant offering of Registrable Securities.

     Section 4.3. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or
Section 4.2, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent will not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the

Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     Section  4.4.  Contribution.  If the  indemnification  provided for in this
Article 4 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and the Shareholders in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Shareholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Shareholders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Article 4, no Shareholder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Shareholder exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 5

                                  Miscellaneous

     Section 5.1. Participation in Underwritten Registrations. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all customary and normal questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) furnishes in writing to the Company such information regarding such Person, the plan of distribution of the Registrable Securities and other information as the Company may from time to time request or as may be legally required in connection with such registration.

     Section 5.2. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Shareholders may reasonably request to the extent required from time to time to enable the Shareholders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Shareholders, the Company will deliver to the Shareholders a written statement as to whether it has complied with such reporting requirements. A Shareholder shall not be entitled to a Demand Registration or a Piggyback Registration if the Company provides to the Shareholder an opinion of recognized counsel to the effect that based on the proposed plan of distribution, registration of such transaction under the Securities Act is not required.

     Section 5.3. Holdback Agreements. Each Shareholder agrees, if requested by the Company and an underwriter of equity securities of the Company, not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities during the 90-day period beginning on the effective date of the registration statement of the Company filed under the Securities Act with respect to the offering of such equity securities (other than the Registrable Securities to be sold pursuant to such registration statement); provided that all executive officers and directors of the Company enter into similar arrangements.

     Section 5.4. Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

                           if to the Company, to

                           Commonwealth Telephone Enterprises, Inc.
                           100 CTE Drive
                           Dallas, Pennsylvania  18612
                           Attention:  General Counsel
                           Telecopy:

                           with a copy to:

                           Davis Polk & Wardwell
                           450 Lexington Avenue
                           New York, New York 10017
                           Attention: William L. Taylor, Esq.
                           Telecopy: (212) 450-4800

                           if to the Shareholders to:

                           c/o Level 3 Communications Inc.
                           1025 Eldorado Blvd.
                           Broomfield, CO 80021
                           Telecopy: (720) 888-5619
                           Attention:  General Counsel

or such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other party hereto. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 5.

         Section 5.5.  Amendments; No Waivers.

     (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Shareholder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 5.6. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns; provided that except as set forth in Section 5.6(b) of this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement, directly or indirectly, whether by operation of law or otherwise, without the written consent of the other party hereto, and any attempted assignment contrary to the terms hereof shall be null and void. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     (b) Notwithstanding the provisions of Section 5.6(a) hereof, a Shareholder may transfer and assign its rights and obligations under this Agreement (including the rights of a Shareholder with respect to both Demand Registrations and Piggyback Registrations pursuant to Sections 2.1 and 2.2 hereof) without the prior written consent of the Company under the following circumstances:

     (i) the transfer by a deceased person to his or her executors or heirs or by an incompetent person to his or her legal guardian;

     (ii) the transfer by a Shareholder to any Person to whom such Shareholder has sold in a bona fide private placement transaction either: (x) a minimum of 1,500,000 shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) or (y) Registrable Securities representing the right to cast at least 6,500,000 Votes;

provided  that,  as to both clauses (x) and (y) above,  either:  (A) an offering pursuant to a Demand Registration in respect of not less than 2,500,000 Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) shall have been consummated hereunder or
(B) Level 3 or Delaware Holdings shall have sold in a bona fide private placement transaction Registrable Securities representing the right to cast at least 6,500,000 Votes; and

     (iii) the transfer by a Shareholder to any Subsidiary of the Shareholder, provided such entity continues as a Subsidiary to such transferring or assigning Shareholder to and including the time such Subsidiary exercises any of its rights hereunder.

     (c) Prior to any transfer or assignment of rights under Section 5.6(b) hereof, the transferring or assigning Shareholder shall provide the Company with notice of the transferee's or assignee's name and address and of the Registrable Securities with respect to which such rights are being transferred or assigned. The transferee or assignee of rights under Section 5.6(b) hereof shall assume the obligations of the transferring or assigning Shareholder under this Agreement in a written instrument delivered to the Company, whereupon the transferring and assigning Shareholder shall be released from all liability under this Agreement other than, and solely with regard to, the provisions of
Section 3.2 of this Agreement.

     Section 5.7. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

     Section 5.8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties hereto with respect thereto.

     Section 5.9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law rules of such state.

     Section 5.10. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.4 shall be deemed effective service of process on such party.

     Section 5.11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 5.12. Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning of interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed by their respective authorized officers, as of the day and year first above written.



COMMONWEALTH TELEPHONE ENTERPRISES, INC.



By:      /s/ Michael J. Mahoney
Name:      Michael J. Mahoney
Title:   President and CEO

LEVEL 3 COMMUNICATIONS, INC.



By:      /s/ Thomas C. Stortz
Name:      Thomas C. Stortz
Title:   Group Vice President and General Counsel